UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2024

Goldman Sachs Private Middle Market Credit LLC

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01215	81-3233378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street, New York, New York 10282
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 1 (312) 655-4419

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On October 31, 2024, Goldman Sachs Private Middle Market Credit LLC, a Delaware limited liability company (“PMMC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pantheon Silver Holdings LLC, a Delaware limited liability company (“Pantheon”), and Silver Merger Sub LLC, a Delaware limited liability company and a direct and wholly owned subsidiary of Pantheon (“Merger Sub”). The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, Merger Sub will merge with and into PMMC, with PMMC continuing as the surviving company (the “Merger”). The board of directors of PMMC, including all of its independent directors, has unanimously approved the Merger Agreement and the transactions contemplated by the Merger Agreement.

The Merger Agreement further provides that, at the effective time of the Merger, each common unit of limited liability company interest of PMMC (a “PMMC Common Unit”) issued and outstanding immediately prior to the effective time, except for such PMMC Common Units, if any, owned by PMMC, Pantheon or any of their respective consolidated subsidiaries (“Cancelled Units”), will be converted into the right to receive, in cash, without interest, the Per Unit Member Consideration, determined in accordance with the Merger Agreement, as summarized below.

Under the Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding weekends and holidays) prior to the effective time of the Merger (such date, the “Determination Date”), PMMC will deliver to Pantheon a calculation of its net asset value, using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation and subject to negotiated discounts on the fair value of PMMC’s portfolio investment assets and accrued payment-in-kind interest receivables and certain other adjustments, as further described in the Merger Agreement. Based on such calculations, the parties will calculate the “Per Unit Member Consideration,” which will be equal to (i) such discounted net asset value divided by (ii) the number of PMMC Common Units issued and outstanding as of the Determination Date (excluding any Cancelled Units).

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants relating to the operation of PMMC’s business during the period prior to the effective time of the Merger. PMMC has agreed to prepare and file a proxy statement with the United States Securities and Exchange Commission (the “SEC”) for the purpose of seeking the requisite approval of its members in connection with the Merger and transactions contemplated by the Merger Agreement and to convene and hold a member meeting for the purpose of obtaining such approval. PMMC’s board of directors has unanimously recommended that the PMMC members adopt and approve the Merger Agreement and the transactions contemplated by the Merger Agreement.

The Merger Agreement prohibits PMMC from taking actions relating to “takeover proposals” (as defined in the Merger Agreement) including, subject to certain exceptions set forth in the Merger Agreement, soliciting, initiating, knowingly inducing, knowingly encouraging or taking any other action (including by providing information) designed to, or which would be reasonably expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer with respect to any takeover proposal or initiating or participating in any way in any negotiations or discussions with any person or entity (other than Pantheon, its affiliates or their respective representatives acting on Pantheon’s or its affiliates’ behalf) regarding a takeover proposal. These prohibitions are subject to a customary “fiduciary out” provision that allows PMMC, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to a takeover proposal if PMMC’s board of directors determines in good faith (after consultation with its outside legal counsel and (with respect to financial matters) its outside financial advisor) that such takeover proposal either (x) constitutes a “superior proposal” (as defined in the Merger Agreement) or (y) is reasonably likely to result in a superior proposal, and the failure to consider such alternative transaction proposal would be a breach of the fiduciary duties applicable to PMMC’s board of directors under applicable law. The board of directors of PMMC may, subject to certain conditions, change its recommendation to PMMC’s members, terminate the Merger Agreement and enter into an agreement with respect to a superior proposal if it determines in good faith, after consultation with its outside legal counsel and (with respect to financial matters) its outside financial advisor, that the failure to take such action would be reasonably likely to a breach of the fiduciary duties applicable to PMMC’s board of directors under applicable law (taking into account any changes to the Merger Agreement proposed by Pantheon during the specified negotiation period set forth in the Merger Agreement).

Consummation of the Merger is subject to conditions in the Merger Agreement, including among other things (1) the requisite approval of PMMC’s members, (2) the absence of certain legal impediments to the consummation of the Merger or pending litigation by any governmental entity challenging or seeking to enjoin, restrain or make illegal the Merger or the other transactions contemplated by the Merger Agreement, (3) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, (4) the absence of a material adverse effect of PMMC and Pantheon (in each case as defined in the Merger Agreement), (5) the maximum fair value of PMMC’s portfolio investments, (6) availability of Pantheon’s debt financing for the Merger, and (7) expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Merger Agreement also contains termination rights in favor of Pantheon and PMMC, including among other things: (i) if the Merger is not completed on or before February 28, 2025 or (ii) if the requisite approval of PMMC members is not obtained.

Each of PMMC and Pantheon are subject to the payment of a termination fee to the other of approximately $11.030 million, upon termination of the Merger Agreement under specified limited circumstances set forth in the Merger Agreement. The Pantheon Advised Funds (as defined below) have provided PMMC with a limited guarantee in favor of PMMC (the “Guaranty”). The Guaranty guarantees, among other things, the payment of the termination fee payable by Pantheon to PMMC, subject to the conditions set forth in the Guaranty.

Pursuant to an equity commitment letter dated October 31, 2024, and subject to the terms and conditions set forth in the equity commitment letter, certain investment funds and vehicles managed or advised by Pantheon Ventures (US) LP or Pantheon Ventures (UK) LLP, as applicable (collectively, the “Pantheon Advised Funds”), committed to provide Pantheon, at the effective time of the Merger, with an aggregate equity contribution of up to $155.0 million to finance a portion of the consideration payable under the Merger Agreement. Pantheon Silver LLC, a wholly owned subsidiary of Pantheon is party to a Loan and Security Agreement, dated as of October 25, 2024 (the “Credit Agreement”), by and among Pantheon Silver LLC, as the borrower, Pantheon, as the initial portfolio manager, the lenders party thereto, and JPMorgan Chase Bank, National Association, as administrative agent and collateral agent. The lenders under the Credit Agreement agreed to provide, subject to the terms and conditions set forth in the Credit Agreement, debt financing to Pantheon Silver LLC at the effective time of the Merger of up to $100.0 million to finance a portion of the consideration due under the Merger Agreement.

The description above is only a summary of the material provisions of the Merger Agreement and is subject to, and qualified in its entirety by, reference to a copy of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving Pantheon and PMMC, along with the related proposals for which PMMC member approval will be sought (the “Proposals”). In connection with the Proposals, PMMC will file a proxy statement on Schedule 14A. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. MEMBERS OF PMMC ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT OF PMMC REGARDING THE PROPOSALS WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PMMC, THE MERGER AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov.

Participants in the Solicitation

PMMC and its directors, executive officers and certain other members of management and employees Goldman Sachs Asset Management, L.P., a Delaware limited partnership, PMMC’s investment adviser (the “Adviser”) and PMMC and the Adviser’s respective affiliates, may be deemed to be participants in the solicitation of approval of the Proposals from the members of PMMC. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the PMMC members in connection with the Proposals will be contained in the proxy statement when such document becomes available. This document may be obtained free of charge from the SEC’s website at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, which relate to PMMC regarding future events or the future performance or future financial condition of PMMC. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about PMMC, its industry and its beliefs and assumptions. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties. Actual results may differ materially from those implied or expressed in the forward-looking statements as a result of a number of factors, including: (i) the ability of the parties to consummate the Merger described in this Current Report on Form 8-K on the expected timeline, or at all; (ii) the effects of disruption on the business of PMMC from the proposed Merger; (iii) any potential termination of the Merger Agreement or action of PMMC members with respect to any proposed transaction; (iv) the satisfaction (or waiver) of closing conditions to the consummation of the proposed Merger, including with respect to the approval of PMMC’s members; (v) potential delays in consummating the proposed Merger and other transactions contemplated by the Merger Agreement; (vi) the ability of PMMC to timely and successfully achieve the anticipated benefits of the proposed Merger and other transactions contemplated by the Merger Agreement; (vii) the effect of the announcement or pendency of proposed Merger and other transactions contemplated by the Merger Agreement on PMMC’s business relationships, operating results and business generally; (viii) costs related to the proposed Merger and other transactions contemplated by the Merger Agreement; (ix) the outcome of any legal proceedings that may be instituted against PMMC or any of its directors or officers related to the Merger Agreement or the proposed Merger and other transactions contemplated by the Merger Agreement; (x) the impact of these costs and other liabilities on the cash, property, and other assets available for distribution to PMMC’s members; (xi) the pursuit by PMMC of a liquidation or an alternative transaction upon the termination of the Merger Agreement; (xii) changes in PMMC’s net asset value in the future; (xiii) PMMC’s business prospects and the prospects of its portfolio companies; (xiv) the effect of investments that PMMC expects to make and the competition for those investments; (xv) PMMC’s contractual arrangements and relationships with third parties; (xvi) actual and potential conflicts of interest with the Adviser and other affiliates of the Adviser; (xvii) the ability of PMMC’s portfolio companies to achieve their objectives; (xviii) the adequacy of financing sources and working capital; (xix) general economic and political trends and other external factors; (xx) the ability of the Adviser to locate suitable investments for PMMC, as applicable, and to monitor and administer its investments; (xxi) the ability of the Adviser or its affiliates to attract and retain highly talented professionals; (xxii) PMMC’s ability to qualify and maintain its qualifications as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and as a business development company; (xxiii) the impact on PMMC’s business of Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; (xiii) the effect of changes to tax legislation and PMMC’s tax position; and (xxiv) the factors set forth as “Risk Factors”, in “Item 1A. Risk Factors” in Part I of PMMC’s Annual Report on Form 10-K (File No. 814-01215) for the fiscal year ended December 31, 2023 and elsewhere in its filings with the SEC. The forward-looking statements included in this Current Report on Form 8-K are based on information available on, and are made only as of, the date of this report. Future results could differ materially from historical performance. You are advised to consult any additional disclosures that PMMC may make directly to you or through reports that each has filed or in the future may file with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. PMMC assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Agreement and Plan of Merger, by and among Goldman Sachs Private Middle Market Credit LLC, Silver Merger Sub LLC and Pantheon Silver Holdings LLC, dated as of October 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Goldman Sachs Private Middle Market Credit LLC. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT LLC

Date: November 1, 2024	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer and Co-President